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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 8, 2004


                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-31925                 02-0670926
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation No.)                                   Identification No.)

           99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923 (Address of principal executive offices including zip code)

                                 (978) 750-0090
              (Registrant's telephone number, including area code)
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                                TABLE OF CONTENTS

ITEM 5. OTHER EVENTS

ITEM 7. EXHIBITS

SIGNATURE

EXHIBIT 99.1 - PRESS RELEASE

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ITEM 5. OTHER EVENTS

On March 8, 2004, The Wall Street Transcript ("TWST") published an in-depth interview with John J. Masiz, President and Chief Executive Officer of Vaso Active Pharmaceuticals, Inc. (the "Company"), in which Mr. Masiz spoke at length about the Company. A press release was issued by TWST on March 8, 2004.

A copy of the entire 2,500 word interview is available free online at http://www.twst.com/ceos.htm or from the Company upon request to Matt Carter, Vaso Active Pharmaceuticals, Inc., 99 Rosewood Drive, Danvers, Massachusetts, 01923, phone number 978.750.1991.

ITEM 7. EXHIBITS

(c) EXHIBITS.

Exhibit 99.1 - Press Release, dated March 8, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 VASO ACTIVE
                                                 PHARMACEUTICALS, INC.


                                                 By: /s/ John J. Masiz
                                                     ---------------------------
                                                     Name:  John J. Masiz
                                                     Title: President, CEO
Date:  March 9, 2004